MILLENNIUM FUNDS, INC.

                           THE MILLENNIUM GROWTH FUND
                       THE MILLENNIUM GROWTH & INCOME FUND


                       STATEMENT OF ADDITIONAL INFORMATION

                             Dated November 1, 2000

                           (as amended April 27, 2001)


This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the prospectus dated November 1, 2000, as amended from time to time, of The Millennium Growth Fund (the "Growth Fund") and The Millennium Growth & Income Fund (the "Growth & Income Fund") (collectively, the "Funds"), each a series of Millennium Funds, Inc. (the "Company").

The financial statements for the Funds for the year ended June 30, 2000, included in the Annual Report to shareholders, are incorporated into this SAI by reference. You may obtain copies of the prospectus and Annual Report by writing the Company at 400 Montgomery Street, San Francisco, California 94104; or by calling (800) 535-9169.


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TABLE OF CONTENTS
                                                                PAGE


Investment Objective and Policies                                              3


Management                                                                    13


Portfolio Transactions and Brokerage                                          20


Taxation                                                                      21


Performance Information                                                       24


Other Information                                                             25


General Information                                                           26


Financial Statements                                                          28


Appendix A                                                                   A-1


Appendix B                                                                   B-1


Appendix C                                                                   C-1



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INVESTMENT OBJECTIVE AND POLICIES

The Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Growth Fund and the Growth & Income Fund are each non-diversified series of the Company. They are currently the only series of the Company.

The investment objective of the Growth Fund is growth of capital. The investment objective of the Growth & Income Fund is growth of capital and dividend income. There is no assurance that either Fund will achieve its objective. The discussion below supplements information contained in the prospectus as to investment policies of each Fund.

CONVERTIBLE SECURITIES AND WARRANTS. Each Fund may invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.

Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).


CASH POSITIONS AND DEFENSIVE STRATEGIES. At times, each Fund may employ temporary defensive strategies in response to unfavorable economic, market, political or other conditions. At such times, a Fund may increase its cash reserves without limit by holding high quality, short-term debt securities and money market instruments and by entering into repurchase agreements. These investments are inconsistent with the Funds' primary investment strategies. During these periods, a Fund may not achieve its objective.


SHORT-TERM INVESTMENTS. Each Fund may invest in any of the following securities and instruments:

BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. A Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S.
Government.   If  a  Fund  holds  instruments  of  foreign  banks  or  financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund, which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the issuer is located, the possible seizure or nationalization of foreign deposits, the


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possible  establishment of exchange  controls,  or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans, which may be made, and interest rates, which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.


In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, each Fund may make interest-bearing time, or other interest-bearing deposits, in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.


SAVINGS ASSOCIATION OBLIGATIONS. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by Millennium Capital Advisors, Inc. (the "Advisor") to be of comparable quality. These rating symbols are described in the Appendix attached hereto.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs that could not be supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

GOVERNMENT OBLIGATIONS. Each Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home
Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

Each of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.


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The Funds may invest in  sovereign  debt  obligations  of foreign  countries.  A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

FOREIGN INVESTMENTS AND CURRENCIES

Each Fund may invest in securities of foreign issuers, provided that they are publicly traded in the United States.

DEPOSITARY RECEIPTS. Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary
Receipts ("GDRs") or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company
which  evidence   ownership  of  underlying   securities  issued  by  a  foreign
corporation.

RISKS OF INVESTING IN FOREIGN AND EMERGING MARKET SECURITIES. Investments in foreign and emerging market securities involve certain inherent risks, including the following:

POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification, and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

CURRENCY FLUCTUATIONS. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets denominated in that currency. Such changes will also affect a Fund's income. The value of a Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

TAXES. The interest and dividends payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

OPTIONS ON SECURITIES

PURCHASING PUT AND CALL OPTIONS. Each Fund may purchase covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund subject to certain restrictions. Each Fund will engage in trading of such derivative securities exclusively for hedging purposes.

If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives


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significant  short-term  risk but  substantial  long-term  appreciation  for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a security which it feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit the Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which the Advisor believes there is an active secondary market to facilitate closing transactions.

WRITING CALL OPTIONS. Each Fund may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

RISKS OF INVESTING IN OPTIONS. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in


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options  may be  subject  to  greater  fluctuation  than  an  investment  in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

DEALER OPTIONS. Each Fund will engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, the Fund would need to rely on the dealer from which it purchased a dealer option in order to exercise such an option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While each Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous. The Staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased dealer options are illiquid securities. Each Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

SPREAD TRANSACTIONS. Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.


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REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

Each Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Advisor to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

SHORT SALES

Each Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire.

In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, each Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.


BORROWING MONEY. Each Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for "leverage," in order to facilitate the possible purchase of additional securities. Each Fund may borrow up to one-third of its total assets. The use of leverage involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of each Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing is generally fixed, the net asset value per share of each Fund tends to decrease more when its portfolio assets decrease in value than would otherwise occur if the Fund did not borrow funds. Interest costs on borrowings, however, may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


SECURITIES LOANS. Each Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to a lender-Fund an amount equal to any dividends or interest received on securities lent. Each Fund retains all or a portion of the interest received on the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable that Fund to exercise voting rights on any matters materially affecting the investment. The Funds may also call such loans in order to sell the securities.

RISKS OF INVESTING IN SMALL COMPANIES

As stated in the prospectus, each Fund may purchase securities of companies with market capitalization below $500 million. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations.

Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market. In addition, certain small companies in which a Fund may invest, such as those engaged in the technology sector, are increasingly sensitive to short product cycles and aggressive pricing caused by the competitive pressures of advancing technology and the growing number of companies and product offerings. To the extent that either Fund invests in small capitalization stocks, there is the risk that its portfolio will be less marketable than a portfolio holding stocks of larger issuers. Small capitalization stocks often pay no dividends.

When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

Investors should be aware that, based on the foregoing factors, an investment in each Fund may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for each Fund than in a fund that invests in larger, more established companies.

INITIAL PUBLIC OFFERINGS. During 1999, the Funds each participated in initial public offerings ("IPOs"), many of which were successful. As a result, these IPOs had a significant impact on the Fund's performance. There is no guarantee that there will be as many successful IPOs in the future, or that the Funds will continue to have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance will decrease.

VENTURE CAPITAL/PRIVATE PLACEMENTS COMPANIES in which a Fund invests on a private basis ("venture capital investment companies") may not be able to successfully market or commercialize their technology, products or business concepts. This presents significant risk. Additionally, although some venture capital investment companies may already have a commercially successful product when a Fund invests, information technology products and services often have a more limited market or life span than products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate in increasingly competitive markets. Their inability to do so could affect a Fund's investment returns.

ILLIQUID SECURITIES

Each Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in each Fund's portfolio, under the supervision of the Company's Board of Directors, to ensure compliance with the Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Company's Board of Directors may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

INVESTMENT RESTRICTIONS

The Company (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of a Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

As a matter of fundamental policy, each Fund is non-diversified. Each Fund's investment objective is also fundamental.

     In   addition, each Fund may not:

     1. Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and
          (ii) this restriction shall not prohibit a Fund from engaging in options transactions or short sales;

     2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that a Fund may borrow money from banks to purchase securities;

     3.   Act as underwriter (except to the extent a Fund may be deemed to be an
          underwriter  in  connection   with  the  sale  of  securities  in  its
          investment portfolio);

     4. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

     5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

     6. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission;

     7.   Make  loans  of  money  (except  for  purchases  of  debt   securities
          consistent with the investment policies of a Fund and except for repurchase agreements); or

     8.   Make investments for the purpose of exercising control or management.

     Each Fund also observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

     Each Fund may not:

     1. Invest in the securities of other investment companies or purchase any other investment company's voting securities or make any other investment in other investment companies except to the extent permitted by federal law; or

     2. Invest more than 15% of its assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities which are determined by the Board of Directors to be liquid).

MANAGEMENT


The overall management of the business and affairs of the Company is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between the Company and persons or companies furnishing services to it, including the agreements with the advisor, administrator, custodian, distributor, fund accountant and transfer agent. The day-to-day operations of the Company are delegated to its officers, subject to each Fund's investment objective and policies and to general supervision by the Board.

The names of the Directors and officers, their address, date of birth and principal occupations during the past five years are set forth below. Each Director who is an "interested person" (as defined by the 1940 Act) of the Company is indicated by an asterisk (*).

NAME, POSITION WITH THE COMPANY,             PRINCIPAL OCCUPATION(S) DURING
DATE OF BIRTH AND ADDRESS                    PAST 5 YEARS
Robert A. Dowlett, Director and President*   President and Treasurer, Millennium Capital Advisors, Inc. since 1995.
400 Montgomery Street, Suite 800
San Francisco, California 94104
Born: July 10, 1968

 ............................................ .........................................................................

D. Ian Hopper, Director                      Chief Software Architect, Northern Telecom since 1982.
400 Montgomery Street, Suite 800
San Francisco, California 94104
Born: July 27, 1960

 ............................................ .........................................................................

Mark T. Mortarotti, Director                 Support Engineer, Hewlett Packard Co. since 1986.
400 Montgomery Street, Suite 800
San Francisco, California 94104
Born: November 9, 1955

 ............................................ .........................................................................

Glenn Pierce, Director                       Quality Consultant, Hewlett Packard Co. since 1997.
400 Montgomery Street, Suite 800             Order Administration Manager, Hewlett Packard Co., 1995-1997.
San Francisco, California 94104
Born: October 16, 1952

 ............................................ .........................................................................

Lisa DeAlba, Secretary                       Operations Manager, Ridgeway Helms Securities Corp. since 1996
400 Montgomery Street, Suite 800
San Francisco, California 94104
Born: April 17, 1962

 ............................................ .........................................................................

Each of the disinterested Directors receives $1000 per year plus $100 for each meeting attended. The Company has no pension or retirement plan. No other entity affiliated with the Company pays any compensation to the Directors. Directors are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Dowlett receives no compensation (other than reimbursement for travel and related expenses) for his service as Director of the Company.

The following table sets forth the fees paid to each Director by the Funds for the fiscal year ended June 30, 2000.

                                                  COMPENSATION
                   DIRECTOR                      FROM THE FUND
      Robert A. Dowlett                                $0
      ................................. ....................................
      ................................. ....................................
      D. Ian Hopper                                  $1,200
      ................................. ....................................
      ................................. ....................................
      Mark T. Mortarotti                             $0(1)
      ................................. ....................................
      ................................. ....................................
      Glenn Pierce                                   $0(1)
      (1) Messrs. Mortarotti and Pierce were elected Directors of the Company effective May 16, 2000. As of the fiscal year ended June 30, 2000, they had not yet received compensation for services as Directors. Mr. Peter Oberto resigned as Director of the Company effective May 16, 2000. As of the fiscal year ended June 30, 2000, he had received $600 as compensation for services as a Director.

THE ADVISOR

SERVICES OF ADVISOR Subject to the supervision of the Board, investment management and related services for each Fund are provided by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") entered into between the Advisor and the Company, on behalf of each Fund.


Under each Advisory Agreement, the Advisor agrees to invest the assets of each Fund in accordance with the investment objective, policies and restrictions of such Fund as set forth in the Fund's and Company's governing documents, including, without limitation, the Company's Articles of Incorporation and By-Laws; each Fund's prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Board may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

Without limiting the generality of the foregoing, the Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the investment of the Fund's assets, (ii) effect the purchase and sale of portfolio securities;
(iii) manage and oversee the investments of each Fund, subject to the ultimate supervision and direction of the Company's Board; (iv) vote proxies and take other actions with respect to each Fund's securities; (v) maintain the books and records required to be maintained with respect to the securities in each Fund's portfolio; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund's assets which the Board or the officers of the Company may reasonably request; and (vii) render to the Company's Board such periodic and special reports as the Board may reasonably request.

COMPENSATION. As compensation for the Advisor's services, each Fund pays it an advisory fee at the rate specified in the prospectus. The Advisor's fee is calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by the Funds and is paid monthly based on average net assets for the previous month.


The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under each Advisory Agreement. Personnel of the Advisor may serve as officers of the Company provided they do so without compensation from the Company. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Company's Board may desire and reasonably request. With respect to the operation of each Fund, the Advisor has agreed to be responsible for the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor.


Table 1 in Appendix B shows the dollar amount of the fees payable by the Company to the Advisor, the amount of the fee waived by the Advisor and the actual fee received by the Advisor. The data is for the past three fiscal years or shorter period if a Fund has been in operation for a shorter period.

EXPENSE LIMITATIONS. In addition to the fees payable to the Advisor and the Administrator, the Company is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Company for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro-rata portion of expenditures in connection with meetings of each Fund's shareholders and the Company's Board that are properly payable by a Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor or Administrator; insurance premiums on property or personnel of each Fund which insure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in each Advisory Agreement.

CONTRACTUAL WAIVER AGREEMENT. The Advisor has entered into a contractual waiver agreement with the Company, pursuant to which the Advisor has agreed to waive or limit its fees. In connection with this agreement, the Advisor will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors who are not "interested persons" (as defined in the 1940 Act) of the Advisor do not exceed:


         FUND

         Growth Fund                        2.50%
         Growth & Income Fund               2.50%

Each Fund will, at a later date, reimburse the Advisor for management fees waived and other expenses assumed by the Advisor during the previous three years, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Advisor will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

The contractual waiver agreement provides that these expense limitations shall continue through October 31, 2001. Thereafter, and on an annual basis thereafter, the agreement will require Board approval of its continuance unless the Advisor provides written notice to the Company of its intent to terminate the agreement at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Advisory Agreement, or it may be terminated by the Company, without payment of any penalty, upon 90 days' prior written notice to the Advisor at its principal place of business.


OWNERSHIP OF ADVISOR/AFFILIATIONS. Robert A. Dowlett owns 100% of, and controls, the Advisor. Mr. Dowlett acts as portfolio manager to the Funds and for private accounts. Through the Advisor's affiliate, Ridgeway Helms Securities Corporation, he also provides brokerage services for individuals and institutions. Mr. Dowlett is the only Director of the Company that is employed by the Advisor or its affiliate, Ridgeway Helms Securities Corporation.


OTHER PROVISIONS OF ADVISOR'S AGREEMENT. Under each Advisory Agreement, the Advisor will not be liable to the Company or a Fund or any shareholder for any act or omission in the course of, or connected with, rendering services or for any loss sustained by the Company except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Agreement.


Each Advisory Agreement will initially remain in effect for a period not to exceed two years. Thereafter, if not terminated, each Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the independent directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

Each Advisory Agreement is terminable by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, on 60 days' written notice to the Advisor. Each Advisory Agreement also may be terminated by the Advisor on 60 days' written notice to the Company. Each Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

THE DISTRIBUTOR. Effective April 1, 2001, Forum Fund Services, LLC ("FFS") serves as the distributor (also known as principal underwriter) of the Funds' shares. FFS is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. From November 1, 2000 through March 31, 2001, SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company was the distributor of the Funds. Prior to that, Ridgeway Helms Securities Corporation was the distributor of the Funds.

FFS and its affiliates Forum Administrative Services, LLC ("FAdS"), Forum Accounting Services, LLC ("FAcS"), and Forum Shareholder Services, LLC ("FSS") are controlled indirectly by Forum Financial Group, LLC, which is controlled by John Y. Keffer.

Under a distribution agreement (the "Distribution Agreement") with the Company, FFS acts as the agent of the Company in connection with the offering of the Funds' shares. FFS continually distributes shares of the Funds on a best efforts basis. FFS has no obligation to sell any specific quantity of a Fund's shares.

FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Funds.

FFS may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of the Funds' shares. These financial institutions may charge a fee for their services and may receive shareholder service fees even though shares of the Funds are sold without a sales charge. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares in this manner will be subject to the procedures of the institution through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Funds in this manner should acquaint themselves with their institution's procedures and should read the prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

FFS does not receive compensation for its distribution services.

OTHER PROVISIONS OF THE DISTRIBUTOR'S AGREEMENT. The Distribution Agreement with respect to the Funds must be approved at least annually by the Board or by majority vote of the Funds' outstanding voting securities and, in either case, by a majority of the Directors who are not parties to the agreement or interested persons of any such party (other than as Directors of the Company).

The Distribution Agreement is terminable with respect to each Fund, and without penalty, by the Company on 60 days' written notice to FFS when authorized either by vote of a majority of the Fund's outstanding voting securities, or by a majority vote of the Board, or by FFS on 60 days' written notice to the Company.

Under the Distribution Agreement, FFS is not liable to the Company or the Company's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Company against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Company's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Company, however, will not indemnify FFS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FFS in connection with the preparation of the Registration Statement.

THE ADMINISTRATOR. Effective April 1, 2001, Forum Administrative Services, LLC ("FAdS") serves as the administrator for the Funds. From November 1, 2000 through March 31, 2001, SEI Investments Mutual Funds Services served as the Funds' administrator. Prior to that, administration services were provided by American Data Services, Inc.

As administrator, pursuant to an administration agreement with the Company, FAdS is responsible for the supervision of the overall management of the Company, providing the Company with general office facilities and providing persons satisfactory to the Board to serve as officers of the Company.

FAdS and FAcS, the Funds' accountant, receive a combined fee from each Fund at an annual rate of 0.10% per Fund with average daily net assets over $50 million, 0.15% per Fund with average daily net assets of $50 million or below, with a minimum $70,000 annual fee per Fund, plus $12,000 annually for each Fund with over 200 positions. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month. This fee schedule includes fees payable for administration and fund accounting services combined (see description of Fund Accountant below). The fund accounting services provided to each Fund are governed by a separate agreement between the Company and FAcS.

The Administration Agreement with respect to each Fund must be approved at least annually by the Board or by majority vote of each Fund's outstanding voting securities and, in either case, by a majority of the Directors who are not parties to the agreement or interested persons of any such party (other than as Directors of the Company). The Administration Agreement is terminable with respect to each Fund, and without penalty, by the Board on 60 days' written notice to FAdS or by FAdS on 60 days' written notice to the Company.

Under the Administration Agreement, FAdS is not liable to the Company or the Company's shareholders for any act or inaction, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 2 in Appendix B shows the dollar amount of the combined fees payable by each Fund to the administrator, transfer agent and fund accountant, the amount of the fee waived, and the actual fees received. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


FUND ACCOUNTANT. Effective April 1, 2001, FAcS serves as the fund accountant for the Funds. From November 1, 2000 through March 31, 2001, SEI Investments Mutual Funds Services served as the Funds' fund accountant. Prior to that, fund accounting services were provided by American Data Services, Inc.

As fund accountant, pursuant to an agreement with the Company (the "Accounting Agreement"), FAcS provides fund accounting services to the Funds. These services include calculating the NAV of each Fund and preparing each Fund's financial statements and tax returns.

FAcS and FAdS, the Funds' administrator, receive a combined fee from each Fund at an annual rate of 0.10% per Fund with average daily net assets over $50 million, 0.15% per Fund with average daily net assets of $50 million or below, with a minimum $70,000 annual fee per Fund, plus $12,000 annually for each Fund with over 200 positions. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month. This fee schedule includes fees payable for administration and fund accounting services combined (see description of Administrator above). The administration services provided to each Fund are governed by a separate agreement between the Company and FAdS.

The Accounting Agreement with respect to each Fund must be approved at least annually by the Board or by majority vote of a majority of the Fund's outstanding voting securities, and in either case by a majority of the Directors who are not parties to the agreement or interested persons of any such party (other than as Directors of the Company). The Accounting Agreement is terminable with respect to each Fund, and without penalty, by the Board on 60 days' written notice to FAcS or by FAcS on 60 days' written notice.

Under the Accounting Agreement, FAcS is not liable for any action or inaction in the performance of its duties to the Funds, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Company against any and all claims and expenses related to FAcS's actions or inactions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, FAcS is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and the Funds.

Table 2 in Appendix B shows the dollar amount of the combined fees payable by each Fund to the administrator, transfer agent and fund accountant, the amount of the fee waived, and the actual fees received. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

TRANSFER AGENT. Effective November 1, 2000, FSS serves as transfer agent and distribution paying agent for the Funds. Prior to that, transfer agency services were provided by American Data Services, Inc.

As transfer agent and distribution paying agent, pursuant to an agreement with the Company ("Transfer Agency Agreement"), FSS maintains an account for each shareholder of record of each Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. FSS is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, FSS receives an annual fee from each Fund of $24,000, $18 per shareholder account annually, plus certain out-of-pocket expenses. The fee is accrued daily by each Fund and is paid monthly based on the average net assets for the previous month.

The Transfer Agency Agreement with respect to each Fund must be approved at least annually by the Board or by a majority vote of each Fund's outstanding voting securities, and in either case by a majority of the Directors who are not parties to the agreement or interested persons of any such party (other than as Directors of the Company). The Transfer Agency Agreement is terminable with respect to each Fund, and without penalty, by the Board on 60 days' written notice to FSS or by FSS on 60 days' written notice to the Company.

Under the Transfer Agency Agreement, FSS is not liable for any act in the performance of its duties to a Fund, except for willful misconduct, bad faith or gross negligence in the performance of its duties under the agreement. Under the agreement, FSS and certain related parties (such as FSS's officers and persons who control FSS) are indemnified by the Company against any and all claims and expenses related to FSS's actions or omissions that are consistent with FSS's contractual standard of care.

Table 2 in Appendix B shows the dollar amount of the combined fees payable by each Fund to the administrator, transfer agent and fund accountant, the amount of the fee waived, and the actual fees received. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


CUSTODIAN. As custodian, pursuant to an agreement with the Company, Union Bank of California, 475 Sansome Street, San Francisco, California 94111, safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ foreign subcustodians to provide custody of a Fund's foreign assets.


LEGAL COUNSEL. Legal matters in connection with the issuance of shares of the Company are passed upon by Spitzer & Feldman P.C., 405 Park Avenue, 6th Floor, New York, New York 10022. Spitzer & Feldman P.C. has relied upon the opinion of Venable Baetjer and Howard LLP, for matters relating to Maryland law.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, have been selected as independent accountants for each Fund. The independent accountants audit the annual financial statements of the Funds and provide the Funds with an audit opinion. The independent accountants also review certain regulatory filings of the Funds and the Funds' tax returns.

PORTFOLIO TRANSACTIONS AND BROKERAGE


HOW SECURITIES ARE PURCHASED AND SOLD. Each Advisory Agreement states that the Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer by the Company's Board. In all portfolio transactions on behalf of a Fund, the Advisor seeks "best execution," i.e. that the broker or dealer is able to execute the order promptly and at the best obtainable securities price. In selecting a broker-dealer to execute each
particular  transaction,   the  Advisor  may  also  consider:  the  reliability,
integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis.

The Advisor is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Company, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Company's Board, indicating the broker-dealers to whom such allocations have been made and the basis therefore. The Advisor may also consider sales of shares of a Fund as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price. In addition, the Board has authorized the Advisor to enter into agreements with brokers or dealers pursuant to which the Advisor may direct brokerage transactions to brokers or dealers that will provide or pay for other services for the Funds.


On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Advisor, the Advisor to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to such other clients.

COMMISSIONS PAID. Table 3 in Appendix B shows the aggregate brokerage commissions with respect to each Fund. The data presented are for the past three fiscal years or a shorter period if the Fund has been in operation for a shorter period. The table also indicates the reason for any material change in the last two years in the amount of brokerage commissions paid by a Fund.

SECURITIES OF REGULAR BROKER-DEALERS

From time to time a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Following is a list of the regular brokers and dealers of each Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of the Funds' most recent fiscal year.

NAME OF FUND                       REGULAR BROKER OR DEALER    VALUE OF SECURITIES HELD
Millennium Growth Fund                       None                        None
Millennium Growth & Income Fund              None                        None

NET ASSET VALUE. The net asset value of each Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New
Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Generally, each Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor pursuant to procedures approved by or under the direction of the Board.

Each Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to each Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. If an options exchange closes after the time at which a Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

TAXATION

Each Fund intends to qualify to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a RIC, a Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements of the Code. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will be taxed to shareholders as ordinary income. In determining the amount of capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. In addition, any losses incurred in the taxable year subsequent to October 31 will be deferred to the next taxable year and used to reduce distributions in the subsequent year.

In order to qualify for treatment as a RIC, a Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are, in general, the following: (1) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from the Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short or long-term capital gains from the Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by the Fund. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions paid by the Fund from net long-term capital gains (excess of long-term capital gains over long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Distributions paid by the Fund from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year.

A sale of the Fund's shares is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares, a checkwriting redemption, or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

Certain of the options, futures, contracts, and forward foreign currency exchange contracts in which a Fund may invest are so-called "section 1256 contracts". With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisors in this regard.


Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to stockholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.


Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.


Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country.


Generally, a credit for foreign taxes is available but is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund qualifies as a regulated investment company, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

Each Fund is required to report to the Internal Revenue Service ("IRS") all distributions to shareholders except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.


The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by a Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of a Fund, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

PERFORMANCE INFORMATION

PERFORMANCE CALCULATIONS

TOTAL RETURN. Average annual total return quotations used in each Fund's advertising and promotional materials are calculated according to the following formula:



                  P(1 + T)n = ERV


                  where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

YIELD. Annualized yield quotations used in each Fund's advertising and promotional materials are calculated by dividing the Fund's investment income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:


                                a-b
                  Yield = 2 [(------ + 1)6  - 1]
                                cd


                  where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), each Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by a Fund, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

PERFORMANCE  DATA IN ADVERTISING  AND  PROMOTIONAL  MATERIALS.  A Fund may quote
performance  in  various  ways.   All   performance   information   supplied  in
advertising, sales literature, shareholder reports or other materials is historical and is not intended to indicate future returns. Performance data of a Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate in response to market conditions and other factors. An investor's redemption proceeds may be more or less than the original investment amount.

A Fund may compare any of its performance information with:


     o Data published by independent evaluators such as Morningstar, Inc., Lipper Inc., iMoneyNet, Inc. (IBC Financial Data, Inc.), CDA/Wiesenberger or other companies that track the investment performance of investment companies ("Fund Tracking Companies").


     o    The performance of other mutual funds.


     o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell Midcap(TM) Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley Capital International - Europe, Australasia and Far East Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, U.S. Index as published by the U.S. Department of Commerce.


Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of a Fund but rather are standards by which the Fund's Advisor and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.


Each Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.


A listing of certain performance data as of June 30, 2000, is contained in Appendix C -- Performance Data.

OTHER INFORMATION


Each Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's investment advisor, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Advisor's and its staff's management techniques; (7) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of earning Federally and, if applicable, state tax-exempt income from the Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the net asset value, net assets or number of shareholders of the Fund as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund's performance.


Each  Fund  may  advertise   information  regarding  the  effects  of  automatic
investment and systematic withdrawal plans, including the principal of dollar-cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund, the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:


     PERIOD            SYSTEMATIC           SHARE PRICE   SHARES PURCHASED
                       INVESTMENT

     1                 $100                 $10.00                 10.00
     2                 $100                  12.00                  8.33
     3                 $100                  15.00                  6.67
     4                 $100                  20.00                  5.00
     5                 $100                  18.00                  5.56
     6                 $100                  16.00                  6.25

              TOTAL                AVERAGE                TOTAL
              INVESTED $600          PRICE  $15.17        SHARES 41.81


In connection with its advertisements, a Fund may provide "shareholder's letters" which serve to provide shareholders or investors an introduction into the Fund's, the Company's or any of the Company's service provider's policies or business practices. For instance, advertisements may provide for a message from the Advisor that it has for more than twenty-five years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that the Advisor believes that it has been successful as a portfolio manager.

GENERAL INFORMATION

COMPANY HISTORY. The Company was incorporated under the laws of the State of Maryland on February 20, 1998. The Ridgeway Helms Millennium Fund, the predecessor fund to the Growth Fund, was originally a series of the Advisors Series Trust (organized as a Delaware business trust on October 3, 1996). Such Fund was reorganized as a series of the Company on June 15, 1998, upon the approval of the majority of the then-current shareholders of such Fund. The Articles of Incorporation permit the Company to issue its shares of common stock in any number of series. Currently, the Growth Fund and the Growth & Income Fund are the only series of the Company. The Board may, from time to time, issue other series, the assets and liabilities of which will be separate and distinct from any other series. On September 22, 1999, the Company's Articles of Incorporation were amended to change the Company's name to "Millennium Funds, Inc."


COMMON STOCK. The Company's Articles of Incorporation permit the Board to issue full and fractional shares of common stock into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon a Fund's liquidation, all shareholders would share pro-rata in the net assets of the Fund available for distribution to shareholders.

Shares issued by each Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by a Fund and to the net assets of the Fund upon liquidation or dissolution. Each Fund, as a separate series of the Company, votes separately on matters affecting only the Fund (e.g., approval of the Investment Advisory Agreement); all series of the Company vote as a single class on matters affecting all series jointly or the Company as a whole (e.g., election or removal of Directors). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Directors can, if they so choose, elect all of the Directors. While the Company is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Directors in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Company for the purpose of removing Directors.


The By-Laws require the issuance of stock certificates, upon request from a shareholder. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.


If they deem it advisable and in the best interest of shareholders, the Board may create additional series of shares. The Board has currently created two series of shares and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are to be allocated fairly among the Funds by the Board, generally on the basis of the relative net assets of each Fund.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Directors or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.


FUND OWNERSHIP. As of September 30, 2000, the percentage of shares owned by all officers and Directors of the Company as a group was as follows. To the extent officers and Directors own less than 1% of the shares of each class of shares of a Fund (or of the Company), the table reflects "N/A" for not applicable.

         FUND                               PERCENTAGE OF SHARES OWNED

         Millennium Growth Fund             2.827%

         Millennium Growth & Income Fund    4.322%

Also as of that date, certain shareholders of record owned 5% or more of a class of shares of a Fund. These shareholders and any shareholder known by a Fund to own beneficially 5% or more of a class of shares of a Fund are listed in Table 4 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of September 30, 2000, the following persons beneficially owned 25% or more of the shares of a Fund (or of the Company) and may be deemed to control the Fund (or the Company). For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.

  FUND (OR COMPANY)                  SHAREHOLDER      PERCENTAGE OF SHARES OWNED

  Millennium Growth Fund             None             N/A
  Millennium Growth & Income Fund    None             N/A

FINANCIAL STATEMENTS


Shareholders receive reports semi-annually showing the investments of each Fund and other financial information. In addition, shareholders receive annual financial statements audited by the Funds' independent accountantsShareholder Reports are available upon request at no charge.

The financial statements of the Funds for the year ended June 30, 2000, included in the Annual Report to Shareholders of the Company are incorporated herein by reference. These financial statements only include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent accountant's report.

APPENDIX A

DESCRIPTION OF DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC.: CORPORATE BOND RATINGS


AAA--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA---Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" to both the "Aaa" and "Aa" rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


STANDARD & POOR'S CORPORATION: CORPORATE BOND RATINGS

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


AA--Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A--Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.


COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1". Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

APPENDIX B

MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees payable to the Advisor with respect to each Fund, the amount of fee that was waived by the Advisor, if any, and the actual fee received by the Advisor.

                             ADVISORY FEE     AMOUNT OF FUND    ADVISORY FEE
                             PAYABLE          EXPENSES          RETAINED
                                              REIMBURSED
------------------------------------------------------------------------------
MILLENNIUM GROWTH FUND

Year Ended June 30, 2000     $160,499         $ 63,667           $96,832
Year Ended June 30, 1999     $ 61,253         $129,715          ($68,462)
Period Ended June 30, 1998   $ 64,806         $ 70,509          ($ 5,703)

MILLENNIUM GROWTH & INCOME FUND

Year Ended June 30, 2000     $127,715         $ 79,868           $47,847
Year Ended June 30, 1999     $ 72,146         $ 60,726           $11,420
Period Ended June 30, 1998   $      2         $    131          ($   129)



TABLE 2 - ADMINISTRATION, TRANSFER AGENCY AND FUND ACCOUNTING FEES

The following table shows the dollar amount of combined fees payable for administration, transfer agency and fund accounting services provided to each Fund, the amount of fee that was waived, if any, and the actual fee received by the administrator.


                             COMBINED FEES     COMBINED FEES     COMBINED FEES
                             PAYABLE           WAIVED            RETAINED
--------------------------------------------------------------------------------
MILLENNIUM GROWTH FUND

Year Ended June 30, 2000     $63,608           $0                 $63,608
Year Ended June 30, 1999     $26,287           $0                 $26,287
Period Ended June 30, 1998   $28,684           $0                 $28,684

MILLENNIUM GROWTH & INCOME FUND

Year Ended June 30, 2000     $48,421           $0                 $48,421
Year Ended June 30, 1999     $25,502           $0                 $25,502
Period Ended June 30, 1998   $     1           $0                 $     1

TABLE 3 - BROKERAGE COMMISSIONS

The following table shows the aggregate brokerage commissions with respect to each Fund that incurred brokerage costs. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                            AGGREGATE COMMISSION PAID
--------------------------------------------------------------------------------
MILLENNIUM GROWTH FUND
Year Ended June 30, 2000                             $18,049
Year Ended June 30, 1999                             $20,765
Period Ended June 30, 1998                           $ 3,886

MILLENNIUM GROWTH & INCOME FUND
Year Ended June 30, 2000                             $11,503
Year Ended June 30, 1999                             $17,392
Period Ended June 30, 1998                           $     0


TABLE 4 - 5% SHAREHOLDERS

The following table lists (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund and (2) any person known by a Fund to own beneficially 5% or more of a class of shares of a Fund, as of September 30, 2000.

                                    FUND                                        NUMBER           PERCENTAGE
                                    AND ADDRESS                                 OF SHARES        OF FUND

------------------------------------------------------------------------------------------------------------------------------------
MILLENNIUM GROWTH FUND
                                    Bear Stearns                                78,951.9670      7.226%
                                    f/b/o 951-00224-12
                                    Metrotech Center North
                                    Brooklyn, NY 11201

                                    Bear Stearns                                117,574.6290     10.761%
                                    f/b/o 951-04263-16
                                    1 Metrotech Center North
                                    Brooklyn, NY 11201

                                    Charles Schwab & Co.                        168,509.7820     15.423%
                                    f/b/o various customers
                                    101 Montgomery Street
                                    San Francisco, CA  94104

MILLENNIUM GROWTH &
INCOME FUND
                                    Charles Schwab & Co.                         71,444.0630      6.987%
                                    f/b/o various customers
                                    101 Montgomery Street
                                    San Francisco, CA  94104

                                    Bear Stearns                                 91,961.1530      8.994%
                                    f/b/o 951-00471-12
                                    1 Metrotech Center North
                                    Brooklyn, NY 11201

                                    FUND                                        NUMBER           PERCENTAGE
                                    AND ADDRESS                                 OF SHARES        OF FUND

------------------------------------------------------------------------------------------------------------------------------------
                                    Bear Stearns                                105,766.9170      10.344%
                                    f/b/o 951-04001-13
                                    1 Metrotech Center North
                                    Brooklyn, NY 11201

                                    Bear Stearns                                109,593.8760      10.719%
                                    f/b/o 951-00020-26
                                    1 Metrotech Center North
                                    Brooklyn, NY 11201

                                    Bear Stearns                                114,122.3200      11.161%
                                    f/b/o 951-04005-19
                                    1 Metrotech Center North
                                    Brooklyn, NY 11201

                                    Bear Stearns                                177,344.1970      17.345%
                                    f/b/o 951-00471-20
                                    1 Metrotech Center North
                                    Brooklyn, NY 11201

APPENDIX C

PERFORMANCE DATA

TABLE 1 - TOTAL RETURNS

The average annual total return of each Fund for the period ended June 30, 2000, was as follows.

FUND              ONE       THREE      YEAR TO           ONE      THREE   FIVE     LIFE OF
                  MONTH(1)  MONTHS(1)  DATE              YEAR     YEARS   YEARS    THE FUND

--------------------------------------------------------------------------------
MILLENNIUM GROWTH
FUND              31.90%    -15.02%    -9.07%   55.34%   N/A      N/A     45.52%(2)

MILLENNIUM GROWTH
& INCOME FUND     33.00%    -13.70%    -11.26%           57.04%   N/A     N/A      48.21%(3)

------------------------
1 Annualized.
2 The Millennium Growth Fund commenced operations on July 16, 1997.
3 The Millennium Growth & Income Fund commenced operations on June 26, 1998.


                                      C-1